EXHIBIT 99.3

EQUITY ONE 2003-2
TERM

run to maturity
assumed speeds are voluntary prepayments
STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                       Breakeven CDR                                                                        Cumulative Losses
                  25 CPR      40 CPR      60 CPR           25 CPR                      40 CPR                     60 CPR
     AA           17.50       22.20       29.70     98,446,025.29 (19.63%)      82,104,923.97 (16.37%)     70,281,793.17 (14.02%)
     A            11.99       13.95       17.30     75,360,570.47 (15.03%)      56,744,278.19 (11.32%)     43,733,749.47 (8.72%)
    BBB+           9.94       10.83       12.40     65,305,360.32 (13.02%)      45,791,869.20 (9.13%)      32,247,472.44 (6.43%)
    BBB            8.50        8.46        8.63     57,704,976.51 (11.51%)      36,901,102.13 (7.36%)      22,950,985.07 (4.58%)

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                  Multiple of Default Ramp                                                                 Cumulative Losses
                 25 CPR      40 CPR      60 CPR            25 CPR                      40 CPR                     60 CPR
     AA           7.40        13.90       28.40     96,305,487.53 (19.21%)      82,107,579.55 (16.38%)     70,284,802.01 (14.02%)
     A            4.40         3.90        3.90     70,597,061.39 (14.08%)      34,550,130.70 (6.89%)      14,772,058.15 (2.95%)
    BBB+          2.80         2.90        3.10     51,605,651.02 (10.29%)      27,075,005.82 (5.40%)      11,978,410.88 (2.39%)
    BBB           2.24         2.29        2.44     43,552,177.58 (8.69%)       22,109,860.60 (4.41%)       9,588,562.53 (1.91%)


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               1 Mo Libor               6 Mo Libor
                     1.31                       1.29
              1.395714286                1.375714286
              1.481428571                1.461428571
              1.567142857                1.547142857
              1.652857143                1.632857143
              1.738571429                1.718571429
              1.824285714                1.804285714
                     1.91                       1.89
              1.995714286                1.975714286
              2.081428571                2.061428571
              2.167142857                2.147142857
              2.252857143                2.232857143
              2.338571429                2.318571429
              2.424285714                2.404285714
                     2.51                       2.49
              2.595714286                2.575714286
              2.681428571                2.661428571
              2.767142857                2.747142857
              2.852857143                2.832857143

              2.938571429                2.918571429
              3.024285714                3.004285714
                     3.11                       3.09
              3.195714286                3.175714286
              3.281428571                3.261428571
              3.367142857                3.347142857
              3.452857143                3.432857143
              3.538571429                3.518571429
              3.624285714                3.604285714
                     3.71                       3.69
              3.795714286                3.775714286
              3.881428571                3.861428571
              3.967142857                3.947142857
              4.052857143                4.032857143
              4.138571429                4.118571429
              4.224285714                4.204285714
                     4.31                       4.29